Exhibit 99.906 CERT

CERTIFICATION

Pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002, 18 U.S.C. SS.1350

The undersigned officer of ASA Gold and Precious Metals Limited (the “Registrant”), hereby certifies, to the best of his knowledge:

1. The periodic report on Form N-CSR of the Registrant for the period ended November 30, 2013 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 29, 2014

/s/ David Christensen

_____________________________________

David Christensen

CEO, President, and Chief Investment Officer

Principal Executive Officer

CERTIFICATION

Pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002, 18 U.S.C. SS.1350

The undersigned officer of ASA Gold and Precious Metals Limited (the “Registrant”), hereby certifies, to the best of his knowledge:

1. The periodic report on Form N-CSR of the Registrant for the period ended November 30, 2013 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 29, 2014

/s/ Rodney Yee

_______________________________

Rodney Yee

COO, CFO, and Treasurer

Principal Financial Officer